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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ANTEC Corporation Employee Savings Plan of our report dated February 9, 2000, with respect to the consolidated financial statements and schedule of ANTEC Corporation included in its Annual Report (on Form 10-K) for the year ended December 31, 1999 filed with the Securities and Exchange Commission.


                                                          /s/ Ernst & Young LLP

Atlanta, Georgia
October 23, 2000